Restructuring Charges	12 Months Ended
Dec. 31, 2010
Restructuring Charges [Abstract]
RESTRUCTURING CHARGES
16. RESTRUCTURING CHARGES
As of December 31, 2010, UDR decided to consolidate corporate operations and centralize job functions to its Highlands Ranch, Colorado headquarters from its Richmond, Virginia office. During the fourth quarter of 2010, the Company recorded a severance charge of $6.8 million, which includes costs related to these activities in addition to severance related to the retirement of an executive officer of the Company. These costs are reported in the Consolidated Statements of Operations within the line item “Severance costs and other restructuring charges”.
As of December 31, 2008, UDR restructured our operations resulting in a severance related charge of $653,000 reported in the Consolidated Statements of Operations within the line item “Severance costs and other restructuring charges”. The Company incurred this charge as a result of the restructuring and consolidating positions.